                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                            (Amendment No.         )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ]   Preliminary proxy statement
[ ]   Confidential, For Use of the Commission Only (as
[X]   Definitive proxy statement (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      FUSION MEDICAL TECHNOLOGIES, INC.
      ...........................................................
              (Name of Registrant as Specified in Its Charter)
      ...........................................................
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and
      0-11.
     1)   Title of each class of securities to which transaction applies:
     ......................................................................
     2)   Aggregate number of securities to which transaction applies:
     ......................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ......................................................................
     4)   Proposed maximum aggregate value of transaction:
     ......................................................................
     5)    Total fee paid:
     ......................................................................
[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)    Amount previously paid:
     ......................................................................
     2)    Form, Schedule or Registration Statement No.:
     ......................................................................
3)    Filing Party:
     ......................................................................
4)    Date Filed:
     ......................................................................

                       FUSION MEDICAL TECHNOLOGIES, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 20, 1999

Dear Stockholder:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Fusion Medical Technologies, Inc., a Delaware corporation ("Fusion" or the "Company"), will be held on Thursday, May 20, 1999 at 10:00 a.m., local time, at the Company's headquarters located at 1615 Plymouth Street, Mountain View, CA, for the following purposes:

     1. To elect one Class I Director to serve for three years expiring upon the 2002 Annual Meeting of the Stockholders or until a successor is duly elected and qualified.
     2. To approve an amendment to the Company's 1993 Stock Option Plan increasing the number of shares of Common Stock authorized for issuance by 750,000 shares to 2,640,492 shares.
     3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.
     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only holders of record of the Company's Common Stock at the close of business on March 31, 1999, the record date, are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                         By Order Of The Board Of Directors

                                         /s/ PHILIP M. SAWYER

                                         Philip M. Sawyer
                                         President, Chief Executive Officer
                                         and Director

Mountain View, California
May 4, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                      FUSION MEDICAL TECHNOLOGIES, INC.

                               Proxy Statement
                                     for
                    1999 Annual Meeting of Stockholders
                          To Be Held May 20, 1999


                             TABLE OF CONTENTS


                                                                      Page
                                                                      ----
   PROCEDURAL MATTERS..............................................      3

   PROPOSAL ONE - ELECTION OF DIRECTOR.............................      5

   PROPOSAL TWO - AMENDMENT TO 1993 STOCK OPTION PLAN..............      8

   PROPOSAL THREE - RATIFICATION OF APPOINTMENT OF
     INDEPENDENT ACCOUNTANTS.......................................     12

   SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT........     13

   COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT...............     14

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.....     14

   SUMMARY COMPENSATION TABLE......................................     15

   CERTAIN TRANSACTIONS............................................     17

   REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
    OF DIRECTORS...................................................     18

   STOCK PERFORMANCE GRAPH.........................................     20

   OTHER MATTERS...................................................     21


                       FUSION MEDICAL TECHNOLOGIES, INC.

                                PROXY STATEMENT
                                      FOR
                     1999 ANNUAL MEETING OF STOCKHOLDERS

                              PROCEDURAL MATTERS

General

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Fusion Medical Technologies, Inc. ("Fusion" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 20, 1999 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters located at 1615 Plymouth Street, Mountain View, California 94043, and the telephone number at that location is (650) 903-4000.

     These proxy solicitation materials were mailed on or about May 4, 1999, together with the Company's 1998 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

Record Date and Voting Securities

     Stockholders of record at the close of business on March 31, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 7,217,886 shares of the Company's Common Stock were issued and outstanding. No shares of Preferred Stock were outstanding.

Revocability of Proxies

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures

     Each stockholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the stockholders. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the matters scheduled to be voted on at the Annual Meeting. Votes cast in person or by proxy will be tabulated by the inspector of elections (the "Inspector") with assistance from Boston EquiServe, the Company's transfer agent.

     Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted (i) "FOR" the election of the Company's nominee as a director, (ii) "FOR" ratification and approval of an amendment to the Company's 1993 Stock Option Plan increasing the number of shares of Common Stock reserved for issuance by 750,000 to 2,640,492 shares, and (iii) "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 1999.

Quorum; Abstentions; Broker Non-Votes

     In general, Delaware law also provides that a quorum consists of a majority of shares which are entitled to vote and which are present or represented by proxy at the meeting. The Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of or opposed to any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the directors and for the confirmation of the appointment of the designated independent auditors and, as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

     If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Proxies

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies, if not revoked prior thereto. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by delivery of a written notice of revocation or a duly executed proxy to the Secretary of the Company bearing a date later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting.

Expense of Solicitation

     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

Procedure for Submitting Stockholder Proposals

     Proposals of the Company's stockholders intended to be presented at the regularly scheduled 2000 Annual Meeting of Stockholders must be received by the Company no later than January 4, 2000, and must satisfy the conditions established by the Securities and Exchange Commission (the "SEC") for stockholder proposals to be included in the Company's proxy statement for that meeting.

                                PROPOSAL ONE

                            ELECTION OF DIRECTOR

General


     Pursuant to the Company's Restated Certificate of Incorporation, the Company's Board of Directors currently consists of seven authorized seats on the Board of Directors, divided into three classes serving staggered terms of three years. Currently there is one vacancy on the Board of Directors. There are two directors in Class I, one director in Class II and three directors in Class III. One Class I director is to be elected at the Annual Meeting, leaving one vacancy on the Board of Directors among the Class I directors. Although a vacancy will remain among the Class I directors following the 1999 Annual Meeting of Stockholders, the form of proxy delivered with this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named therein. The Class II and Class III directors will be elected at the Company's 2000 and 2001 Annual Meetings of Stockholders, respectively. The Class I director elected at the Annual Meeting will hold office until the 2002 Annual Meeting of Stockholders or until a successor has been duly elected and qualified.

     In the event that any of such persons becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

     The name of the Class I nominee for election to the Board of Directors at the Annual Meeting, his age as of the Record Date, and certain information about him are set forth below. The names of the current Class II and Class III directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

     Mr. Mohr has decided not to stand for re-election as a Class I Director on the Company's Board of Directors.


             Name                Age    Principal Occupation           Since
             ----                ---    --------------------           -----
Nominee for Class I Director

Olav B. Bergheim(1)............   48  Venture Partner, Domain           1995
                                        Associates

Continuing Class II Directors

Douglas E. Kelly, M.D. (2).....   38  General Partner, Asset            1993
                                        Management Associates, Inc.

Continuing Class III Directors

Gordon W. Russell (1)..........   65  General Partner, Sequoia Capital  1993
Philip M. Sawyer...............   34  President, Chief Executive        1993
                                        Officer and Director
Vaughn D. Bryson (2)...........   60  President, Life Science Advisors  1996

[FN]
(1)     Member of the Audit Committee.

(2)     Member of the Compensation Committee.


     There are no family relationships among any directors or executive officers of the Company.

Director to be Elected at the Annual Meeting

     Mr. Bergheim has served as a Director of the Company since October
     ------------
1995. Mr. Bergheim has been a Venture Partner with Domain Associates, a venture capital firm, since 1995. Prior to Domain Associates, Mr. Bergheim served in various capacities in Baxter Healthcare for 18 years. Mr. Bergheim is a director of Vista Medical Technologies.

Directors Whose Terms Extend Beyond the Annual Meeting

     Mr. Bryson has served as a director since March 1996. Since May 1995,
     ----------
Mr. Bryson has been President of Life Sciences Advisors, a consulting firm focused on assisting biopharmaceutical companies in building shareholder value. Mr. Bryson was Vice Chairman of Vector Securities International, Inc., an investment banking firm, from April 1994 to December 1996. Mr. Bryson was an employee of Eli Lilly and Company for 32 years and served as President and Chief Executive Officer of Eli Lilly from 1991 to 1993. He served as a member of Eli Lilly's Board of Directors from 1984 until his retirement in 1993. Mr. Bryson is a director of Ariad Pharmaceuticals, Inc., Chiron Corporation, Perclose, Inc. and Quintiles Transnational Corp. Mr. Bryson received a B.S. degree in Pharmacy from the University of North Carolina and completed the Sloan Program at the Stanford University Graduate School of Business.

     Dr. Kelly has served as a director since November 1993. Dr. Kelly is a
     ---------
General Partner of AMA Partners 1996, L.P. and AMA Partners 1998, L.P. Dr. Kelly holds a B.A. from the University of California, San Diego, an M.D. from the Albert Einstein College of Medicine and an M.B.A. from the Stanford University Graduate School of Business.

     Mr. Russell has served as Fusion's Chairman of the Board since October
     -----------
1993. Mr. Russell has been a General Partner with Sequoia Capital, a venture capital firm, since 1979. Mr. Russell currently serves on the Board of Directors of Sangstat Medical Corporation, Aradigm Corporation and ChemTrak, Inc. Mr. Russell has served as Chairman-Emeritus of the Board of Trustees for the Palo Alto Medical Foundation since 1990, and currently serves as Chairman of the Board of Overseers of Dartmouth College Medical School. Prior to 1979, Mr. Russell was Vice President, General Manager, of the Medical Instruments Divisions of Coherent, Inc. and Syntex, Inc. Mr. Russell holds an A.B. from Dartmouth College.

     Mr. Sawyer, one of Fusion's founders, has served as President and Chief
     ----------
Executive Officer and as a Director since April 1993. From 1991 to 1993, Mr. Sawyer worked in various positions in marketing and business development at the Stryker Corporation. Mr. Sawyer worked in the health care corporate finance group at E.F. Hutton and Co. Mr. Sawyer holds a B.A. from Haverford College and an M.B.A. from the Harvard Business School.

Vote Required

     The nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as the Class I director. Votes withheld from any director are counted for purposes of determining the present or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

Board Meetings and Committees

     During fiscal 1998, the Board of Directors held four meetings (including regularly scheduled and special meetings). Mr. Mohr was unable to attend two meetings. Certain matters were approved by the Board of Directors by unanimous written consent.

     The Board of Directors of the Company currently has two standing committees: an Audit Committee and a Compensation Committee. The Audit Committee is composed of Messrs. Russell, Bergheim and Mohr. The Compensation Committee is composed of Messrs. Bryson and Kelly. The Company has no nominating committee or committee performing similar functions.

     Audit Committee.  The Audit Committee makes such examinations as are
     ---------------
necessary to monitor the corporate financial reporting and the internal and external audits of the Company, provides to the Board of Directors the results of its examinations and recommendations derived therefrom, outlines to the Board improvements made, or to be made, in internal accounting controls, nominates independent accountants, and provides to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. The Audit Committee held one meeting during fiscal 1998.


     Compensation Committee. The Compensation Committee reviews the
     ----------------------
Company's executive compensation policy, including equity compensation for senior executives of the Company, and makes recommendations to the Board of Directors regarding such matters. The Compensation Committee held one meeting during fiscal 1998.


Director Compensation

     Non-employee directors of the Company are not compensated in cash for attending meetings of the Board of Directors or for Board Committee meetings held on a different day. The Company has adopted the 1996 Directors' Option Plan (the "Director Plan") providing for stock options to be granted to certain non-employee directors. A total of 120,000 shares of Common Stock has been reserved for issuance under the Director Plan. As of December 31, 1998, there were 38,400 options to purchase shares outstanding under the Director Plan. The Director Plan provides for an automatic grant of an option to purchase 8,000 shares of Common Stock (the "Initial Option") to each non-employee director on the date on which such director first becomes a director. After the Initial Option is granted to a non-employee director, such director will automatically be granted an option to purchase 3,200 shares on the date of the Company's Annual Meeting, provided such person is then a non-employee director, and, provided further, that on such date such person has served on the Board for at least six months.



     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR NAMED HEREIN.

                                 PROPOSAL TWO

                                 AMENDMENT TO

                            1993 STOCK OPTION PLAN

General

     The Company's 1993 Stock Option Plan (the "1993 Plan") provides for the granting to employees of incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting to employees and consultants of nonstatutory stock options. The 1993 Plan was adopted by the Board of Directors in October 1993 and approved by the stockholders in October 1993. Unless terminated sooner, the 1993 Plan will terminate automatically in September 2003.

     In April 1999, the Board of Directors increased the shares reserved for issuance under the 1993 Plan by 750,000 shares, bringing the total shares currently reserved for issuance under the 1993 Plan to 2,640,492 shares. Proposal Two seeks stockholder approval of the increase in shares reserved. Approval of the amendment to the 1993 Plan also perfects the stockholder approval requirement of Section 422 of the Code.

     The Company believes that stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. Companies like Fusion have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with other companies for experienced executives and other key personnel and believes that it must be able to offer comparable packages to attract the caliber of individual necessary to the Company's business.

Vote Required

     The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to ratify and approve the amendment to the 1993 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1993 PLAN.

     The essential provisions of the 1993 Plan are outlined below.

Administration

     The 1993 Plan is administered by the Board or a committee appointed by the Board (the "Administrator"), which committee is in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

Eligibility; Limits on Grants

     The 1993 Plan provides that nonstatutory stock options may be granted to employees, including officers, directors and consultants to the Company. Incentive stock options may be granted only to employees, including employee directors and officers. The Administrator approves the participants, the time or times at which options are granted and the number of shares subject to each option. The 1993 Plan is administered so as to satisfy certain requirements under the federal securities laws, including under the Exchange Act, and the Code.

     As of December 31, 1998, there were approximately 29 employees and 2 consultants currently eligible to participate in the 1993 Plan, and 55 optionees, including consultants and directors, held outstanding options under the 1993 Plan. As of December 31, 1998, a total of 1,890,492 shares of Common Stock has been authorized for issuance pursuant to the 1993 Plan. 323,709 shares had been issued upon the exercise of stock options granted under the 1993 Plan, 1,041,248 shares were subject to outstanding options and 527,535 shares were available for future grant.

Terms of Options

     The term of each option granted under the 1993 Plan is determined by the Stock Option Agreement between the optionee and the Company but may not be longer than ten years, except in the case of options granted to an optionee who at the time of grant owns stock representing 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, for whom the term of each option may not be longer than five years. Each option is evidenced by a written agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

         (a) Exercise of the Option: The Administrator determines when
             ----------------------
             options may be exercisable. Shares subject to an option generally vest and are exercisable over a period of four years at the rate of one-quarter of the shares on each anniversary of the option grant subject to option. The Administrator may accelerate the vesting of any outstanding option. The purchase price of the shares to be purchased upon exercise of any option may be paid, at the discretion of the Administrator, in cash, check, or other shares of Common Stock (with some restrictions).

         (b) Exercise Price: The exercise price under the 1993 Plan is
             --------------
             determined by the Administrator, provided that, generally in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. In the case of a non-statutory stock option, the exercise price may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to an employee or consultant who, at the time of such grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price may be no less than 110% of the fair market value of the Common Stock on the date the option is granted.

         (c) Termination of Employment:  If the optionee's status as an
             -------------------------
             employee or consultant terminates for any reason other than death or disability, an option under the 1993 Plan may be exercised not later than 30 days after such termination (but in no event later than the date of expiration of the term of the option) and may be exercised only to the extent such option was exercisable and vested on the date of termination.

         (d) Disability of Optionee:  If an optionee's continuous status as
             ----------------------
             an employee, director or consultant terminates as a result of the optionee's disability (as defined in Section 22(e)(3) of the Code), an option may be exercised within 12 months after termination of employment due to such disability (but in no event later than the date of expiration of the term of the option), but only to the extent such option was exercisable and vested on the date of termination.

         (e) Death of Optionee:  If an optionee should die while employed by
             -----------------
             the Company, an option may be exercised at any time within 12 months after the date of death (but in no event later than the date of expiration of the term of the option), but only to the extent such options were exercisable and vested on the date of termination.

         (f) Termination of Options:  Under the form of option agreement
             ----------------------
             currently used by the Company, options generally expire ten years from the date of grant.

         (g) Non-transferability of Options:  Unless otherwise specified by
             ------------------------------
             the Administrator, options are non-transferable by the optionee other than by will or by the laws of descent or distribution and are exercisable during the optionee's lifetime only by the optionee.

         (h) Other Provisions:  The option agreement may contain such other
             ----------------
             terms, provisions and conditions not inconsistent with the 1993 Plan as may be determined by the Administrator.

Changes in Capitalization

     In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustments will be made in the number of shares reserved for issuance and in the number of shares subject to outstanding options under the 1993 Plan, as well as in the price per share of Common Stock covered by such options. Such adjustment will be made by the Board of Directors, whose determination is final, binding and conclusive.

     In the event of the proposed dissolution or liquidation of the Company, options outstanding under the 1993 Plan will terminate immediately prior to such action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company into another corporation, outstanding options may be assumed or an equivalent option may be substituted by the successor entity. If such outstanding options are not assumed or substituted, however, the Board of Directors will notify the optionee that the option will be exercisable for a period of 45 days, after which the option will terminate.

Amendment and Termination of the Plan

     The Board of Directors may amend the 1993 Plan at any time, or may terminate the 1993 Plan, without stockholder approval; provided, however, that stockholder approval is required for any amendment to the 1993 Plan for which stockholder approval would be required under the Code or other applicable rules, and no action by the Board of Directors or stockholders may unilaterally impair any option previously granted under the 1993 Plan. In any event, the 1993 Plan will terminate in October 2003. Any options outstanding under the 1993 Plan at the time of its termination will remain outstanding until they expire by their terms.

Tax Information

     The following is a summary of the effect of federal income taxation with respect to the grant and exercise of options under the 1993 Plan. It does not purport to be complete and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

     Incentive Stock Options
     -----------------------

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company.
The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     Non-statutory Stock Options
     ---------------------------

     All other options which do not qualify as incentive stock options are referred to as non-statutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon the option's exercise, the optionee will recognize taxable income, generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Participation in the 1993 Plan

     As of the date of this Proxy Statement, there has been no determination by the Administrator with respect to future awards under the 1993 Plan. As a result, future awards are not determinable at this time. The following table sets forth information with respect to options granted under the 1993 Plan during the fiscal year ending December 31, 1998 to each of the officers named in the Summary Compensation Table, to all current executive officers as a group, to all non-employee directors and to all other employees as a group. The term of options under the 1993 Plan (other than those granted to 10% stockholders, such as Mr. Sawyer, as to which the term is five years from the date of grant) is generally ten years from the date of grant.

                                                                % of Total
                                                    Average       Grants
                                        Options     Exercise       Under
                                       Granted(#)   Price($)  the 1993 Plan
                                       ----------   --------  --------------
    Identity of Person or Group
    ---------------------------

Philip M. Sawyer......................        -           -          *
Debera M. Brown.......................   25,000        4.75         1.3
Cary J. Reich.........................   25,000        4.75         1.3
Gary A. Curtis (1)....................        -           -          -
Joseph F. Rondinone...................   30,000        4.75         1.6
All current executive officers
  as a group..........................   95,000        4.75         4.2
All non-employee directors............        -           -          *
All other employees as a group........  181,300           -        95.8
_______________


  *  Less than 1%

[FN]

(1) Mr. Curtis resigned his position as Executive Vice President, Sales and Marketing on January 31, 1998.

                                 PROPOSAL THREE


            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     On the recommendation of the Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP as independent accountants of the Company to audit the consolidated financial statements of the Company for the year ending December 31, 1999, and recommends that the stockholders vote for ratification of such appointment.

     PricewaterhouseCoopers LLP has audited the Company's financial statements since 1994. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Vote Required

     Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants will require the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event that the stockholders do not approve the selection of PricewaterhouseCoopers LLP, the Board of Directors will reconsider its selection.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPOINTING PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

           SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock of the Company as of March 30, 1999 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the officers named in the Summary Compensation Table; and (iv) all current directors and executive officers of the Company as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as indicated by footnote, and subject to community property laws where applicable, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Options to purchase shares of common stock that are exercisable within 60 days of March 30, 1999 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. Applicable percentage of beneficial ownership is based on 7,217,886 shares of common stock outstanding as of March 30, 1999.

     All shares shown below for Joseph Rondinone and Scott Huie represent shares issuable upon exercise of stock options. The shares shown for directors Douglas Kelly, Gordon Russell, Olav Bergheim, Vaughn Bryson and Lawrence Mohr, each include 2,398 shares issuable upon exercise of stock options. The shares below also include exercisable options for (1) Cary Reich, 117,048 shares, (2) Debera Brown, 81,104 shares, and (3) all directors and officers as a group, 292,147 shares.

                                                                 Percentage
                                         Shares Beneficially    Beneficially
                  Name                         Owned               Owned
                  ----                         -----               -----
Philip M. Sawyer (1)......................   1,333,885             18.5
Fusion Medical Technologies, Inc.
  1615 Plymouth Street
  Mountain View, CA 94043

Interface Biomedical Laboratories
  Corporation.............................     878,210             12.2
  Philip N. Sawyer, M.D.
  7600 Ridge Boulevard
  Brooklyn, New York 11209

Douglas E. Kelly, M.D. (2)................     682,245              9.5
  2275 East Bayshore Road, Suite 150
  Palo Alto, CA 94303

Asset Management Associates 1989, L.P.....     669,491              9.3
  Douglas B. Kelly, M.D.
  2275 East Bayshore Road, Suite 150
  Palo Alto, CA, 94303

Entities affiliated with Domain
  Associates (3)..........................     514,528              7.1
  Richard S. Schneider, Ph.D.
  650 Town Center Drive, Suite 810
  Costa Mesa, CA 92626

State of Wisconsin Investment Board.......     476,600              6.6
  121 East Wilson Street
  Madison WI 53707

Gordon W. Russell.........................     237,001              3.3

Cary J. Reich, Ph.D. .....................     126,757              1.7

                                      13




Debera M. Brown...........................      84,045              1.2

Joseph F. Rondinone, Ph.D. ...............      38,226               *

Scott A. Huie.............................      36,040               *

Olav B. Bergheim..........................      18,968               *

Vaughn B. Bryson..........................      18,968               *

Lawrence G. Mohr Jr. .....................      12,398               *

All Directors and executive officers as
  a group (10 persons)(14)................    4,658,501            62.0


[FN]

*     Less than 1%.

(1) Includes 455,675 shares held by Mr. Sawyer, and 878,210 shares held by Interface Biomedical Laboratories Corporation, of which Mr. Sawyer is a shareholder.
(2) Includes 669,491 shares held by Asset Management Associates 1989, L.P. Dr. Kelly is a General Partner of AMA Partners 1996, L.P. and disclaims beneficial ownership of the shares held by Asset Management Associates 1989, L.P. except to the extent of his proportionate partnership interest. Includes 10,356 shares held by Dr. Kelly.
(3) Includes 488,998 shares held by Domain Partners III, L.P., 8,285 shares held by Domain Associates and 17,245 shares held by DP III Associates, L.P.



             COMPLIANCE WITH SECTION  16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% Stockholders") to file with the SEC and the National Association of Securities Dealers, Inc. reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1998 its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements except for the following: Ms. Brown, Mr. Huie, Mr. Reich, Mr. Rondinone did not report in a timely manner on Form 4, the grant of a stock option.


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee was formed in April 1995 and is currently composed of Messrs. Kelly and Bryson. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is, or was formerly, an officer or an employee of the Company.

                         SUMMARY COMPENSATION TABLE

     The following table sets forth certain information for the year ended December 31, 1998, regarding the compensation of our Chief Executive Officer and each of our other four most highly compensated executive officers whose annual salary and bonus for 1998 were in excess of $100,000. These executives are referred to as Named Executive Officers elsewhere in this prospectus. The Other Annual Compensation column in the table consists of housing allowances. The Salary column includes compensation earned by the individual but deferred under our 401(k) plan.

                                                 Long Term
                                               Compensation
                                                  Awards
                            Annual Compensation Securities
      Name and       Fiscal ------------------- Underlying     All Other
Principal Position    Year    Salary($) Bonus($) Options (#) Compensation($)
------------------   ------  ------------------- ----------- ---------------
Philip M. Sawyer..... 1998   175,000    10,000        -             -
 President and Chief  1997   173,750         -        -             -
 Executive Officer    1996   166,666         -        -             -

Cary J. Reich, Ph.D.. 1998   183,021         -      25,000        13,000
 Vice President,      1997   174,859         -      40,000        20,000
 Research             1996   157,363         -       4,143        26,000

Scott A. Huie........ 1998   162,424    20,000      15,000             -
Vice President,       1997    64,308(1) 20,000      80,000             -
 Operations

Debera M. Brown...... 1998   172,563         -      25,000             -
Vice President,       1997   163,006         -      42,000             -
 Regulatory Affairs   1996   138,191         -       4,143             -
 & Quality Assurance

Jeff Rondinone, Ph.D. 1998   162,833         -      30,000             -
 Vice President,      1997   146,321         -      55,000             -
 Development          1996   119,933         -      15,742             -

----------------

[FN]

(1) Mr. Huie joined Fusion in August 1997 at an annual salary of $160,000.

[FN]
                                        15

Option Grants in Last Fiscal Year

     The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers in 1998, including the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent Fusion's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

     In 1998, Fusion granted options to purchase up to an aggregate of 373,250 shares to employees, directors and consultants. All options were granted under Fusion's 1993 stock option plan at exercise prices equal to the fair market value of Fusion's common stock on the date of grant. All options have a term of ten years. All option shares vest over four years, with 25% of the option shares vesting one year after the option grant date, and the remaining option shares vesting ratably each month thereafter.

                                                                                   Potential Realizable
                               Number of    Percent of                               Value at Assumed
                              Securities   Total Options                          Annual Rates of Stock
                              Underlying    Granted to     Exercise               Price Appreciation for
                               Options     Employees in     Price     Expiration      Option Term
          Name                Granted (#)  Fiscal Year    Per Share      Date      5% ($)       10%($)
          ----                -----------  ------------   ---------   ----------  --------     --------
Philip M. Sawyer.............      -            -             -            -         -                -
Debera M. Brown..............   25,000         6.7         $ 4.75       1/01/08   $ 74,681    $ 189,257
Scott A. Huie................   15,000         4.0           4.75       1/01/08     44,809      113,554
Cary J. Reich, Ph.D. ........   25,000         6.7           4.75       1/01/08     74,681      189,257
Joseph F. Rondinone, Ph.D. ..   30,000         8.0           4.75       1/01/08     89,617      227,108


Option Exercises and Holdings

     The following table sets forth information with respect to the Named Executive Officers concerning exercisable and unexercisable options held as of December 31, 1998. No options were exercised by the Named Executive Officers in 1998.

     The "Value of Unexercised In-the-Money Options at December 31, 1998" is based on a value of $5.75 per share, the fair market value of Fusion's common stock as reflected by the closing price on the Nasdaq National Market on December 31, 1998, less the per share exercise price, multiplied by the number of shares issued upon exercise of the option.

                                   Number of Securities          Value of Unexercised
                                  Underlying Unexercised         In-the-Money Options
                                  Options at Fiscal Year End    at Fiscal Year End ($)(1)
                                  --------------------------   ---------------------------
           Name                   Exercisable  Unexercisable   Exercisable   Unexercisable
           ----                   -----------  -------------   -----------   -------------
Philip M Sawyer..................         -             -              -               -
Debera M. Brown..................     68,298       48,626      $ 257,630      $   83,394
Scott A. Huie....................     30,103       64,897         39,969          84,631
Cary J. Reich, Ph.D. ............    101,214       50,779        436,969          99,088
Joseph F. Rondinone, Ph.D. ......     32,555       62,287         71,092         105,739

[FN]

(1) Market value of the underlying securities based on the closing price of the Company's Common Stock on December 31, 1998 (the last market trading day in 1998) on the Nasdaq Market of $5.75 minus the exercise price.

                                       16

                             CERTAIN TRANSACTIONS

     In fiscal 1996, 1997 and in 1998, the Company had a certain consulting contract with Dr. Philip N. Sawyer, a retired distinguished heart surgeon and noted medical device designer. Fusion paid Dr. Sawyer $4,500 per month and related expenses for up to ten days of consulting per month until the contract was modified on August 31, 1998, at which time it was reduced to no more than $1,500 per month. Dr. Sawyer is a shareholder of Interface BioMedical Laboratories Corporation which is an affiliate of the Company. Dr. Sawyer is also the father of Philip M. Sawyer, the Company's president and chief executive officer. The Company believes that the terms of the contract with Dr. Sawyer were no less favorable to Fusion than could be obtained from unaffiliated third parties.

     All future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


EMPLOYMENT CHANGE-IN-CONTROL AGREEMENTS

      As of July 22, 1998, we have entered into employment agreements with Debera M. Brown, Scott A. Huie, Cary J. Reich and Joseph F. Rondinone. The agreements provide that all unvested option shares shall immediately vest upon a change of control event, which is defined as a transaction wherein our stockholders immediately before the transaction do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of our outstanding voting stock immediately after the transaction. The agreements also provide for severance benefits upon a termination other than for cause. These benefits include: three months continued salary, vesting of 50% of outstanding options and a one-year right to purchase vested options from the date of termination.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") consists of two non-employee directors: Douglas E. Kelly and Vaughn D. Bryson. The Committee was established in October 1993 and is responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including salaries, bonuses, stock compensation and loans, and all bonus and stock compensation to other employees.

Compensation Philosophy and Policies
------------------------------------

     The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through stock ownership. The Committee's objectives are to:

    o ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

    o ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

    o ensure that current cash and equity incentive opportunities are competitive with comparable companies.

Elements of Compensation
------------------------

     Compensation for officers and key employees includes both cash and equity elements.

     Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, taking into account competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel may include sales commissions tied to quarterly and annual targets.

     Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1993 Plan and the 1993 Employee Stock Purchase Plan (the "Purchase Plan"), which plans were adopted prior to the Company's initial public offering in June 1996. The 1993 Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive stock option awards and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional equity incentives. These options typically vest over a four-year period and thus require the employee's continuing efforts on behalf of the Company. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that it is in the stockholders' interests to link employee compensation as closely as possible to equity appreciation and thus to share with the employees the benefits of their efforts on behalf of the Company's success.

Fiscal 1998 Executive Compensation
----------------------------------

     Executive compensation for fiscal year 1998 included base salary, and incentive stock option grants. In one case, an executive received a cash housing allowance. Executive base salary and total compensation for fiscal year 1998 were determined after review of salary survey data for comparable public companies in the medical technology industry. Factors in selection of the appropriate data for comparison include company size and geographical
location.   In addition, the Committee reviewed compensation data extracted from the public records of comparable public companies in the medical technology/device industry. These companies were selected based on comparable age as public companies, stage of development, geographical location and other relevant factors.


Chief Executive Officer Compensation for Fiscal 1998
----------------------------------------------------

     Philip Sawyer's salary for fiscal 1998 was $175,000. In 1998, Mr. Sawyer received a cash bonus of $10,000 for his 1998 performance.

Summary
-------

     The Compensation Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and provide incentive for these persons to achieve goals which will build long-term stockholder value.


                                           COMPENSATION COMMITTEE
                                           OF THE BOARD OF DIRECTORS


                                           Douglas E. Kelly, M.D.
                                           Vaughn D. Bryson

                           STOCK PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return with those of the "Nasdaq Stock Market -- U.S." Index and the "Hambrecht & Quist Healthcare -- Excluding Biotechnology" Index. The graph assumes that $100 was invested (i) on June 7, 1996 (the effective date of the Company's initial public offering) in the Company's Common Stock and
(ii) on June 30, 1996 in the Nasdaq Stock Market -- U.S." Index and the "Hambrecht & Quist Healthcare -- Excluding Biotechnology" Index, including reinvestment of dividends, and reflects the change in the market price of the Company's Common Stock relative to the noted indices at December 31, 1998. The performance shown is not necessarily indicative of future price performance.

              [STOCK PERFORMANCE GRAPH FOR THE PERIOD June 7,
               1996 THROUGH DECEMBER 31, 1998 APPEARS HERE]


The following table sets forth the data points used in preparing the Performance Graph:


  SCALED PRICES:  Stock and index prices scaled to 100 at 6/7/96

  Measurement Period    Fusion Medical    Nasdaq Stock    H&Q Healthcare
   (Period Covered)   Technologies, Inc.  Market -U.S.   Excluding Biotech
  ------------------   ------------------  -------------- -----------------
  June 7, 1996             100.00           100.00           100.00
  June 30, 1996             54.32            96.49            96.57
  September 30, 1996        76.92            99.92           105.97
  December 31, 1996         34.62           104.84           106.63
  March 31, 1997            29.81            99.15           101.29
  June 30, 1997             26.92           117.33           121.25
  September 30, 1997        40.38           137.17           127.09
  December 31, 1997         22.59           128.65           127.07
  March 31, 1998            33.65           150.26           144.49
  June 30, 1998             30.77           154.61           147.22
  September 30, 1998        22.12           139.97           129.95
  December 31, 1998         44.23           180.53           154.40


     The information contained in the Stock Performance Graph shall not be deemed "soliciting material" or to be filed with the Securities & Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                                OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                         THE BOARD OF DIRECTORS

Mountain View, California
May 4, 1999

                                DETACH HERE

                                  PROXY

                     FUSION MEDICAL TECHNOLOGIES, INC.

                    1999 ANNUAL MEETING OF STOCKHOLDERS

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Fusion Medical Technologies, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Philip M. Sawyer, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 1999 Annual Meeting of Stockholders of Fusion Medical Technologies, Inc. to be held on May 20, 1998 at 10:00 a.m., local time, at the Company's principal executive offices located at 1615 Plymouth Street, Mountain View, California 94043 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse:


SEE REVERSE                                                   SEE REVERSE
   SIDE        (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)       SIDE

                                DETACH HERE

    Please mark
[X] votes as in
    this example.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the election of the nominated Class I Director, (2) FOR approval to amend the Company's 1993 Stock
Option Plan increasing the number of shares of Common Stock authorized for issuance and (3) FOR ratification of the appointment of PricewaterhouseCoopers LLP independent auditors and as the proxy holders deem advisable on such other matters as may come before the meeting.

1.  Election Of Directors.

    Class I Nominee:    Olav B. Bergheim,

              FOR                     WITHHELD
              ALL      [  ]    [  ]   FROM ALL
              NOMINEES                NOMINEES

                                                      MARK HERE
                                                      FOR ADDRESS  [  ]
                                                      CHANGE AND
                                                      NOTE BELOW

2. Proposal to ratify and approve an amendment to the 1993 Stock Option Plan to increase the number of shares reserved for issuance by 750,000 to 2,640,492 shares.

                       FOR     AGAINST    ABSTAIN
                       [  ]      [  ]       [  ]

3. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the year ending December 31, 1999.

                       FOR     AGAINST    ABSTAIN
                       [  ]      [  ]       [  ]


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON, IF THE STOCK IS REGISTERED
IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF A SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

NOTE: (Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature:                                      Date:
         -------------------------------------        ----------------

Signature:                                      Date:
         -------------------------------------        ----------------

                                                                EXHIBIT A

                         FUSION MEDICAL TECHNOLOGIES, INC.

                            1993 STOCK OPTION PLAN
                           (As Amended May 21, 1998)


     1.     Purposes of the Plan.  The purposes of this Stock Plan are to
            ---------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.     Certain Definitions.  As used herein, the following definitions
            -------------------
 shall apply:

           (a)   "Administrator" means the Board or any of its Committees
                  -------------
appointed pursuant to Section 4 of the Plan.

           (b)   "Board" means the Board of Directors of the Company.
                  -----

           (c)   "Code" means the Internal Revenue Code of 1986, as amended.
                  ----

           (d)   "Committee" means the Committee appointed by the Board of
                  ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan.

           (e)   "Common Stock" means the Common Stock of the Company.
                  ------------

           (f)   "Company" means Fusion Medical Technologies, Inc., a
                  -------
Delaware corporation.

           (g)   "Consultant" means any person, including an advisor, who is
                  ----------
engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

           (h)   "Continuous Status as an Employee" means the
                  --------------------------------
absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

           (i)   "Employee" means any person, including officers and
                  --------
directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

           (j)   "Exchange Act" means the Securities Exchange Act of 1934,
                  ------------
 as amended.

           (k)   "Fair Market Value" means, as of any date, the value of
                  -----------------
Common Stock determined as follows:

                 (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                 (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

                 (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

           (l)   "Incentive Stock Option" means an Option intended to
                  ----------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code.

           (m)   "Nonstatutory Stock Option" means an Option not intended to
                  -------------------------
qualify as an Incentive Stock Option.

           (n)   "Option" means a stock option granted pursuant to the Plan.
                  ------

           (o)   "Optioned Stock" means the Common Stock subject to an
                  --------------
Option.

           (p)   "Optionee" means an Employee or Consultant who receives an
                  --------
Option.

           (q)   "Parent" means a "parent corporation", whether now or
                  ------
hereafter existing, as defined in Section 424(e) of the Code.

           (r)   "Plan" means this 1993 Stock Option Plan.
                  ----

           (s)   "Share" means a share of the Common Stock, as adjusted in
                  -----
accordance with Section 12 of the Plan.

           (t)   "Subsidiary" means a "subsidiary corporation", whether now
                  ----------
or hereafter existing, as defined in Section 424(f) of the Code.

     3.     Stock Subject to the Plan.  Subject to the provisions of Section
            -------------------------
12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,890,492 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.    Administration of the Plan.

           (a)     Procedure.


                  (i) Administration With Respect to Directors and Officers.
                      -----------------------------------------------------
With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which

Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii)   Multiple Administrative Bodies.  If permitted by Rule
                      ------------------------------
16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

               (iii)  Administration With Respect to Consultants and Other
                      ----------------------------------------------------
Employees.  With respect to grants of Options to Employees or Consultants
---------
who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

       (b)     Powers of the Administrator.  Subject to the provisions of
               ---------------------------
the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                 (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                 (v)  to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock; and

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

       (c)     Effect of Committee's Decision.  All decisions,
               -------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.     Eligibility.

           (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

           (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any

Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

           (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

           (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

           (e) The following limitations shall apply to grants of Options to Employees:

                 (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 shares.

                (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

               (iii) If an Option is canceled (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.     Term of Plan.  The Plan shall become effective upon the earlier
            ------------
to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.


     7.     Term of Option.  The term of each Option shall be the term
            --------------
stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.     Option Exercise Price and Consideration.
            ---------------------------------------

           (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                  (i)  In the case of an Incentive Stock Option

                       (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                       (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                 (ii)  In the case of a Nonstatutory Stock Option

                       (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                       (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.


           (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California Corporation law).

      9.     Exercise of Option.
             ------------------

             (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted.

                     An Option may not be exercised for a fraction of a Share.

                     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

             (b)     Termination of Employment. In the event of termination
                     -------------------------
of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90)
days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

             (c)     Disability of Optionee.  Notwithstanding the provisions
                     ----------------------
of Section 9(b) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his disability, Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.


             (d)     Death of Optionee.  In the event of the death of an
                     -----------------
Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that

Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

             (e)     Rule 16b-3.  Options granted to persons subject to
                     ----------
Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

             (f)     Buyout Provisions.  The Administrator may at any time
                     -----------------
offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.     Non-Transferability of Options.  The Option may not be sold,
             ------------------------------
pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.     Stock Withholding to Satisfy Withholding Tax Obligations.  At
             --------------------------------------------------------
the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option , which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

             (a)     the election must be made on or prior to the applicable
Tax Date;

             (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

             (c) all elections shall be subject to the consent or disapproval of the Administrator;

             (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12.     Adjustments Upon Changes in Capitalization or Merger. Subject
             ----------------------------------------------------
to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.


In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     13.     Time of Granting Options.  The date of grant of an Option
             ------------------------
shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14.     Amendment and Termination of the Plan.
             -------------------------------------

             (a)     Amendment and Termination.  The Board may at any time
                     -------------------------
amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

             (b)     Effect of Amendment or Termination.  Any such amendment
                     ----------------------------------
or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15.     Conditions Upon Issuance of Shares.  Shares shall not be issued
             ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     16.     Reservation of Shares.  The Company, during the term of this
             ---------------------
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.     Agreements.  Options shall be evidenced by written agreements
             ----------
in such form as the Board shall approve from time to time.

     18.     Shareholder Approval.  Continuance of the Plan shall be subject
             --------------------
to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     19.     Information to Optionees.  The Company shall provide to each
             ------------------------
Optionee, during the period for which such Optionee has one or more Options outstanding, a balance sheet and an income statement at least annually. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.